Contact:	Susannah Robinson Director, Investor Relations 617-342-6129

FOR IMMEDIATE RELEASE

EUROPEAN COMMISSION CLOSES CARBON BLACK INVESTIGATION

BOSTON, MA (June 1, 2005)- Cabot Corporation (CBT / NYSE) announced today that it has received notification from the European Commission that the Commission’s investigation into possible price-fixing within the European carbon black industry has been closed. European authorities initiated their investigation in November 2002.

Cabot Corporation is a global specialty chemicals and materials company headquartered in Boston, MA. Cabot’s major products are carbon black, fumed silica, inkjet colorants, capacitor materials, and cesium formate drilling fluids. www.cabot-corp.com.

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